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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT
                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


                                   August 25, 1998
                                  ----------------
                   Date of Report (Date of Earliest Event Reported)


                                   WESTERN BANCORP
                                   ---------------
                (Exact Name of Registrant As Specified In Its Charter)


                                      CALIFORNIA
                                      ----------
                    (State or Other Jurisdiction of Incorporation)

                 0-13551                               95-3863296
                --------                               ----------
        (Commission File Number)             (IRS Employer Identification No.)


                           4100 NEWPORT PLACE, SUITE 900
                          NEWPORT BEACH, CALIFORNIA 92660
                          -------------------------------
                 (Address of Principal Executive Offices)(Zip Code)

                                   (949) 863-2444
                                  ---------------
                (Registrant's Telephone Number, including Area Code)

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Item 5.  Other Events.

     On August 25, 1998, Western Bancorp ("Western") announced that the Board of Directors had approved the declaration of a quarterly dividend of $0.15 per share of common stock payable on September 25, 1998 to shareholders of record on August 28, 1998. A copy of a Press Release issued by Western in connection with the announcement is attached hereto as Exhibit 99.1 and is incorporated herein by this reference in its entirety.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

     The following exhibit is filed with this Current Report on Form 8-K:


Exhibit
Number         Description
-------        -----------

99.1           Press Release of Western dated August 25, 1998.

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                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 8, 1998


                              WESTERN BANCORP


                              By: /s/ Arnold C. Hahn
                                  -----------------------------
                                   Name:   Arnold C. Hahn
                                   Title:  Executive Vice President and
                                           Chief Financial Officer


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                                EXHIBIT INDEX



Exhibit
Number         Description
-------        -----------

99.1           Press Release of Western Bancorp dated August 25, 1998